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                      Securities and Exchange Commission

                           Washington, D. C.  20549

                        _______________________________

                                   Form 8-K

                                Current Report

                       Pursuant to Section 13 or 15 (d)

                    of the Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported): August 14, 1995


                           Homestake Mining Company
             ----------------------------------------------------
            (Exact name of Registrant as specified in its charter)




Delaware                      1-8736            94-2934609
-----------------------------------------------------------
(State or other         (Commission       (I.R.S. Employer
jurisdiction of         File Number)      Identification
incorporation)                            Number)




650 California Street, San Francisco, California    94108-2788
--------------------------------------------------------------
     (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:(415)981-8150





                                                Page 1 of 3 Pages
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Item 5.     Other Events.

      On August 14, 1995, Registrant issued the press release appended as
Exhibit 99.1, announcing its intention to make a takeover bid to acquire all of the shares of Homestake Gold of Australia Limited not owned by Registrant. This Form 8-K Report is being filed pursuant to SEC Rule 135c.


Item 7.     Financial Statements and Exhibits.

      (c)   Exhibits.

Exhibit 99.1 Press Release dated August 14, 1995, announcing Registrant's intention to make a takeover bid to acquire all of the shares of Homestake Gold of Australia Limited not owned by Registrant.





                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   August 14, 1995


                                    HOMESTAKE MINING COMPANY
                                          (Registrant)



                                    By:/s/ Gene G. Elam
                                       ----------------
                                       Gene G. Elam
                                       Vice President, Finance and
                                       Chief Financial Officer






                                                      Page 2 of 3 Pages
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